SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 2004

                                   __________


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                     024996                 13-3645702
 (State or other jurisdiction of     (Commission file         (I.R.S. employer
  incorporation or organization)         number)             identification no.)




             805 Third Avenue,
          New York, New York 10022                                  10022
 (Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (212) 271-7640

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 2.02   Results of Operations and Financial Condition....................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4




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Item 2.02   Results of Operations and Financial Condition.

      On December 14, 2004, the Registrant issued a press release announcing its financial results for its first fiscal quarter ended October 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

      The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            Exhibit No.  Description
            -----------  -----------

            99.1 Press Release, dated December 14, 2004, entitled "ICC Announces First Quarter Fiscal 2005 Financial Results."







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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Internet Commerce Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2004

                                       INTERNET COMMERCE CORPORATION


                                       By: /s/ Glen Shipley
                                          ------------------------------
                                          Glen Shipley
                                          Chief Financial Officer











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                                  Exhibit Index
                                  -------------


      Exhibit No.   Description
      -----------   -----------

         99.1 Press Release of Internet Commerce Corporation, dated December 14, 2004.








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